DERIVATIVES DERIVATIVES - Disclosure by Type of Financial Instrument (Details) - Fair Value Hedges - Matched interest rate swaps - Accrued interest and other liabilities - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Derivatives, Fair Value [Line Items]
Derivative Liability, Fair Value, Gross Liability	$ 29,189	$ 12,687
Derivative Liability, Fair Value, Gross Asset	(14,577)	2,279
Derivative Asset, Fair Value, Amount Not Offset Against Collateral	$ 14,612	$ 14,966